UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Intermediate Bond
Fund of America

Rising rates and your fund

[close-up photo of a circular staircase]

Annual report for the year ended August 31, 2009

Intermediate Bond Fund of America® seeks to provide you with current income while preserving your investment by maintaining a portfolio having a dollar-weighted average maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in debt securities with quality ratings of A- or better.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge*	3.44%	2.53%	4.10%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio was 0.69% for Class A shares as of August 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 2.23%. The fund’s distribution rate for Class A shares as of that date was 3.30%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings are generally issued by independent rating agencies and are designed to provide an indication of an issuer’s creditworthiness. See the fund’s most recent statement of additional information for details. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

4	Rising rates and your fund

In this article we take a look at some of the primary drivers of higher rates and interest rate cycles since the fund’s inception. At the same time, we aim to convey how active management can lessen the impact of rising rates on a bond portfolio.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	Summary investment portfolio

15	Financial statements

31	Board of trustees and other officers

Fellow shareholders:

[close-up photo of a circular staircase]

The past fiscal year was one of extremes in the bond market. As the global financial crisis intensified during the last half of 2008, most bonds, save Treasuries, declined in value. In 2009, however, that trend reversed as credit conditions improved and investors returned to the market.

For the 12 months ended August 31, 2009, Intermediate Bond Fund of America recorded a total return of 4.3%. Over the same period, the unmanaged Barclays Capital U.S. Government/Credit 1–7 Years ex BBB Index returned 6.0%, while the Lipper Short-Intermediate Investment Grade Debt Funds Average produced a 6.6% return. The fund’s lower results for the fiscal year mainly reflect its reduced exposure to credit risk during the latter half of the year when bond markets were rebounding. Importantly, results for the first half of the fiscal year, when market conditions were at their worst, were well above our peer group average.

As always, income is an important part of the fund’s total return. For the fiscal year, the fund paid monthly dividends totaling about 46 cents a share. This amounted to an income return of nearly 3.6% for those who reinvested dividends. Shareholders who took dividends in cash recorded an income return of 3.5%. A rise in the share price during the year also added to the total return.

Bond market overview
The fund’s fiscal year began September 1, 2008, as the global financial crisis was rapidly escalating. In those first few weeks of September, the government took over Fannie Mae, Freddie Mac and troubled insurer AIG; the investment bank Lehman Brothers filed for bankruptcy; the Federal Deposit Insurance Corporation arranged takeovers of Washington Mutual and Wachovia; and Merrill Lynch averted collapse by selling itself to Bank of America.

In the remaining weeks and months of 2008, waves of pessimism overwhelmed the markets, the economy slipped deeper into recession and job losses surged. Extraordinary interventions by the Federal Reserve and the government kept the credit markets on life support and prevented the collapse of other large banks. In mid-December, the Fed slashed the federal funds rate to a historic low of 0%–0.25%. For most of this period, U.S. Treasuries rallied as investors flocked to the safest bonds available. At the same time, most other debt securities recorded sharp price declines.

[Begin Sidebar]
Results at a glance

For periods ended August 31, 2009, with dividends reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime
				(since 2/19/88)
Intermediate Bond Fund of America
(Class A shares)	4.27%	2.91%	4.40%	5.66%

Lipper Short-Intermediate Investment Grade
Debt Funds Average*	6.64	3.41	4.93	6.00

Barclays Capital U.S. Government/Credit
1–7 Years ex BBB Index†	6.05	4.44	5.57	6.51

*Lipper averages do not reflect the effect of sales charges.
†The index, formerly Lehman Brothers U.S. Government/Credit 1–7 Years ex BBB Index, was taken over by Barclays Capital in 2008. It is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.

[End Sidebar]

Then, in the darkest days of winter, a major shift occurred. By March 2009, lagging sectors of the market, including corporate bonds, saw renewed investor interest that grew into a rally which extended through the summer months. At the same time, the demand for Treasuries waned as investors gravitated toward corporates, commercial mortgage-backed securities and other higher yielding debt instruments. Though corporate bonds did poorly during the first half of the fiscal year, they delivered strong returns during the second half. This broadening of risk appetites restored optimism and a measure of liquidity to  the credit markets, despite continuing economic sluggishness. As measured by Barclays Capital, lower rated and longer maturity bonds generally produced the strongest results for the twelve-month period.

How the fund responded
Difficulties in the bond market early in the fiscal year prompted the fund’s portfolio counselors to implement a more defensive portfolio strategy in an effort to help preserve shareholder principal. The primary thrust of this was a shift in the mix of holdings to include more government bonds, resulting in a larger concentration of high-quality debt. This adjustment helped to cushion losses for the first half of the fiscal year when the bond market was severely weakened, but it also contributed to lower results relative to our peers when the markets rebounded during the latter half. Nonetheless, portfolio counselors have largely maintained this defensive posture in light of continuing economic challenges and the potential for additional setbacks to roil the markets. In other words, they are not yet convinced that we are entirely out of the woods.

Changes to the portfolio included an increase in Treasury holdings to 37.7% of net assets from 19.5% at the start of the year. Portfolio counselors also added holdings of other government-guaranteed or -sponsored debt, bringing the total of all government-supported bonds to about 61% of assets from 43% last year.

This increase in government debt meant a reduced exposure to credit-sensitive bonds — securities with credit profiles that are more vulnerable to economic cycles. As a result, corporate bonds declined to about 20% of assets from 26%, and asset-backed securities fell to about 4% from 10%. Additionally, portfolio counselors lowered the fund’s exposure to mortgage-backed obligations (to about 19% from 31%), mainly by reducing commercial mortgage-backed securities and privately originated mortgage-backed obligations. A more detailed description of portfolio holdings can be found in the summary portfolio beginning on page 10.

Overall, the fund ended the fiscal year with nearly 72% of assets rated AAA (the highest credit rating), and more than 700 individual holdings in its portfolio.

Looking ahead
Though bond market conditions have improved significantly in recent months, we do not anticipate a robust economic recovery and are mindful of the many challenges that persist. Financial institutions continue to grapple with high levels of problem loans, portions of the real estate market remain soft and consumer demand remains weak in the face of high unemployment.

Additionally, the federal government has implemented numerous initiatives to bolster the economy and support the credit markets over the past year. As the economy begins to recover, the government will look to phase out these initiatives, likely in the coming year. This prospect raises concerns for some investors, among them the possibility of higher rates. Our feature article, “Rising rates and your fund,” which begins on page 4, seeks to address some of these concerns by examining how active management and the fund’s objective have guided Intermediate Bond Fund of America through past rate cycles.

Preservation of principal is a prime objective of this fund and a key concern of its managers. Consequently, portfolio counselors keep a close eye on changing market conditions in their attempts to constrain portfolio volatility. Managing volatility may not produce the highest returns in any given year, but we believe it provides an essential measure of comfort to our shareholders, while also helping to deliver a steady stream of income. Given the events of the past year, we regard both as important elements in constructing a long-term investment strategy.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 8, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2009, with dividends reinvested)

Fund results shown reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus the net amount invested was $9,750.2

[begin mountain chart]
Date	Intermediate Bond Fund of America	Barclays Capital U.S. Gvt/Credit 1–7 Years ex BBB Index3	Lipper Short-Intermediate Investment Grade Debt Funds Average4	Consumer Price Index5

2/19/1988	$9,750	$10,000	$10,000	$10,000
8/31/1988	9,845	10,077	10,060	10,259
8/31/1989	10,726	11,128	11,039	10,741
8/31/1990	11,416	12,082	11,829	11,345
8/31/1991	12,755	13,575	13,234	11,776
8/31/1992	14,386	15,258	14,852	12,147
8/31/1993	15,819	16,478	16,306	12,483
8/31/1994	15,537	16,538	16,079	12,845
8/31/1995	16,826	17,956	17,357	13,181
8/31/1996	17,604	18,811	18,036	13,560
8/31/1997	18,982	20,292	19,417	13,862
8/31/1998	20,440	21,998	20,840	14,086
8/31/1999	20,757	22,640	21,289	14,405
8/31/2000	22,098	24,037	22,561	14,897
8/31/2001	24,581	26,806	25,143	15,302
8/31/2002	26,028	29,009	26,950	15,578
8/31/2003	26,724	30,190	28,004	15,914
8/31/2004	27,655	31,310	29,252	16,336
8/31/2005	28,231	31,861	29,971	16,931
8/31/2006	28,853	32,627	30,567	17,578
8/31/2007	30,165	34,474	31,799	17,924
8/31/2008	30,617	36,697	32,786	18,887
8/31/2009	31,924	38,915	35,088	18,606
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
3The index is unmanaged and its result includes reinvested distributions, but does not reflect the effect of sales charges, commissions or expenses.
4Calculated by Lipper. The average does not reflect the effect of sales charges.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period February 19, 1988, through August 31, 1988.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2009)*

	1 year	5 years	10 years

Class A shares	1.69%	2.40%	4.14%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

Rising rates and your fund

[photo of concrete steps]
Intermediate Bond Fund of America has been in operation for just over two decades. During that time, interest rates have mainly trended lower. In fact, the Federal Reserve cut its federal funds rate — a key determiner of short-term interest rates — to an all-time low of 0%–0.25% last December in an effort to ease the financial crisis. At current levels, some investors are worried that rates now have only one direction to go, and if rates do rise, that could pressure bond prices because the price of a fixed-rate security generally declines when rates rise.

That fundamental relationship (higher rates = lower prices) can be mitigated to some extent and bears closer examination. In this article we take a look at some of the primary drivers of higher rates and interest rate cycles since the fund’s inception. At the same time, we aim to convey how active management can lessen the impact of rising rates on a bond portfolio. Our intent is to provide shareholders with a better understanding of the fund’s objective and its potential benefits as part of a broadly diversified investment portfolio. We also hope to allay some concerns investors may have about rising rates, even though we do not expect appreciable rate increases over the near term.

[photo of an upward view of a spiral staircase - a chandelier hanging from the ceiling]
[Begin Pull Quote]
“At any given time, the rate environment is mainly governed by prospects for inflation, the economic outlook and the availability of credit.”

— Wesley Phoa, government bond analyst
[End Pull Quote]

[Begin Sidebar]
Rate trends over the fund’s life

This chart plots month-end current yields on the five-year U.S. Treasury and the posted federal funds rate over the life of the fund. As shown, rates have mainly trended lower. Nonetheless, there have been several interruptions to this trend, periods of rising rates that have weighed on fund results.

[begin line chart]
Date	Five-year Treasury

2/29/1988	7.64%
3/31/1988	8.04
4/30/1988	8.33
5/31/1988	8.73
6/30/1988	8.41
7/31/1988	8.75
8/31/1988	8.95
9/30/1988	8.61
10/31/1988	8.37
11/30/1988	8.91
12/31/1988	9.14
1/31/1989	9.08
2/28/1989	9.42
3/31/1989	9.53
4/30/1989	9.06
5/31/1989	8.65
6/30/1989	8.03
7/31/1989	7.56
8/31/1989	8.27
9/30/1989	8.36
10/31/1989	7.86
11/30/1989	7.74
12/31/1989	7.86
1/31/1990	8.35
2/28/1990	8.44
3/31/1990	8.65
4/30/1990	9.04
5/31/1990	8.56
6/30/1990	8.35
7/31/1990	8.13
8/31/1990	8.5
9/30/1990	8.47
10/31/1990	8.24
11/30/1990	7.91
12/31/1990	7.68
1/31/1991	7.62
2/28/1991	7.66
3/31/1991	7.73
4/30/1991	7.63
5/31/1991	7.69
6/30/1991	7.9
7/31/1991	7.77
8/31/1991	7.34
9/30/1991	6.92
10/31/1991	6.74
11/30/1991	6.48
12/31/1991	5.93
1/31/1992	6.44
2/29/1992	6.58
3/31/1992	6.94
4/30/1992	6.91
5/31/1992	6.61
6/30/1992	6.29
7/31/1992	5.84
8/31/1992	5.6
9/30/1992	5.33
10/31/1992	5.9
11/30/1992	6.23
12/31/1992	6.04
1/31/1993	5.57
2/28/1993	5.21
3/31/1993	5.24
4/30/1993	5.14
5/31/1993	5.37
6/30/1993	5.05
7/31/1993	5.16
8/31/1993	4.8
9/30/1993	4.79
10/31/1993	4.83
11/30/1993	5.15
12/31/1993	5.21
1/31/1994	5.02
2/28/1994	5.6
3/31/1994	6.23
4/30/1994	6.64
5/31/1994	6.77
6/30/1994	6.97
7/31/1994	6.73
8/31/1994	6.81
9/30/1994	7.28
10/31/1994	7.48
11/30/1994	7.79
12/31/1994	7.83
1/31/1995	7.54
2/28/1995	7.06
3/31/1995	7.08
4/30/1995	6.88
5/31/1995	6.08
6/30/1995	5.98
7/31/1995	6.16
8/31/1995	6.07
9/30/1995	6.01
10/31/1995	5.81
11/30/1995	5.53
12/31/1995	5.38
1/31/1996	5.25
2/29/1996	5.73
3/31/1996	6.1
4/30/1996	6.4
5/31/1996	6.64
6/30/1996	6.47
7/31/1996	6.57
8/31/1996	6.73
9/30/1996	6.46
10/31/1996	6.1
11/30/1996	5.84
12/31/1996	6.21
1/31/1997	6.26
2/28/1997	6.39
3/31/1997	6.77
4/30/1997	6.57
5/31/1997	6.51
6/30/1997	6.4
7/31/1997	5.9
8/31/1997	6.22
9/30/1997	6
10/31/1997	5.72
11/30/1997	5.83
12/31/1997	5.71
1/31/1998	5.39
2/28/1998	5.59
3/31/1998	5.64
4/30/1998	5.65
5/31/1998	5.56
6/30/1998	5.47
7/31/1998	5.52
8/31/1998	4.91
9/30/1998	4.23
10/31/1998	4.24
11/30/1998	4.51
12/31/1998	4.56
1/31/1999	4.55
2/28/1999	5.21
3/31/1999	5.12
4/30/1999	5.24
5/31/1999	5.6
6/30/1999	5.67
7/31/1999	5.82
8/31/1999	5.88
9/30/1999	5.78
10/31/1999	5.97
11/30/1999	6.11
12/31/1999	6.36
1/31/2000	6.71
2/29/2000	6.61
3/31/2000	6.32
4/30/2000	6.56
5/31/2000	6.54
6/30/2000	6.18
7/31/2000	6.16
8/31/2000	5.98
9/30/2000	5.85
10/31/2000	5.83
11/30/2000	5.42
12/31/2000	4.99
1/31/2001	4.85
2/28/2001	4.7
3/31/2001	4.62
4/30/2001	4.97
5/31/2001	4.94
6/30/2001	4.97
7/31/2001	4.57
8/31/2001	4.46
9/30/2001	3.93
10/31/2001	3.66
11/30/2001	4.08
12/31/2001	4.38
1/31/2002	4.42
2/28/2002	4.27
3/31/2002	4.91
4/30/2002	4.53
5/31/2002	4.37
6/30/2002	4.09
7/31/2002	3.53
8/31/2002	3.22
9/30/2002	2.63
10/31/2002	2.81
11/30/2002	3.28
12/31/2002	2.78
1/31/2003	3.02
2/28/2003	2.69
3/31/2003	2.78
4/30/2003	2.85
5/31/2003	2.3
6/30/2003	2.46
7/31/2003	3.38
8/31/2003	3.46
9/30/2003	2.85
10/31/2003	3.27
11/30/2003	3.38
12/31/2003	3.25
1/31/2004	3.17
2/29/2004	3.01
3/31/2004	2.8
4/30/2004	3.63
5/31/2004	3.81
6/30/2004	3.81
7/31/2004	3.71
8/31/2004	3.33
9/30/2004	3.38
10/31/2004	3.3
11/30/2004	3.72
12/31/2004	3.63
1/31/2005	3.71
2/28/2005	4
3/31/2005	4.18
4/30/2005	3.9
5/31/2005	3.76
6/30/2005	3.72
7/31/2005	4.12
8/31/2005	3.87
9/30/2005	4.18
10/31/2005	4.45
11/30/2005	4.42
12/31/2005	4.35
1/31/2006	4.47
2/28/2006	4.61
3/31/2006	4.82
4/30/2006	4.92
5/31/2006	5.04
6/30/2006	5.1
7/31/2006	4.91
8/31/2006	4.7
9/30/2006	4.59
10/31/2006	4.57
11/30/2006	4.45
12/31/2006	4.7
1/31/2007	4.82
2/28/2007	4.52
3/31/2007	4.54
4/30/2007	4.51
5/31/2007	4.86
6/30/2007	4.92
7/31/2007	4.6
8/31/2007	4.25
9/30/2007	4.23
10/31/2007	4.16
11/30/2007	3.41
12/31/2007	3.45
1/31/2008	2.82
2/29/2008	2.5
3/31/2008	2.46
4/30/2008	3.03
5/31/2008	3.41
6/30/2008	3.34
7/31/2008	3.25
8/31/2008	3.1
9/30/2008	2.98
10/31/2008	2.8
11/30/2008	1.93
12/31/2008	1.55
1/31/2009	1.85
2/28/2009	1.99
3/31/2009	1.67
4/30/2009	2.02
5/31/2009	2.34
6/30/2009	2.54
7/31/2009	2.53

Date	Federal funds target

1/28/88	6.625%
2/11/88	6.500%
3/30/88	6.750%
5/9/88	7.000%
5/25/88	7.250%
6/22/88	7.500%
7/19/88	7.687%
8/8/88	7.750%
8/9/88	8.125%
11/10/88	8.250%
11/22/88	8.375%
12/15/88	8.687%
1/5/89	9.000%
2/9/89	9.312%
2/23/89	9.562%
2/24/89	9.750%
5/17/89	9.812%
6/6/89	9.562%
7/7/89	9.312%
7/27/89	9.062%
8/22/89	9.000%
11/6/89	8.500%
12/20/89	8.250%
7/13/90	8.000%
10/29/90	7.750%
11/13/90	7.500%
12/7/90	7.250%
12/18/90	7.000%
1/9/91	6.750%
2/1/91	6.250%
3/8/91	6.000%
4/30/91	5.750%
8/6/91	5.500%
9/13/91	5.250%
10/31/91	5.000%
11/6/91	4.750%
12/6/91	4.500%
12/20/91	4.000%
4/9/92	3.750%
7/2/92	3.250%
9/4/92	3.000%
2/4/94	3.250%
3/22/94	3.500%
4/18/94	3.750%
5/17/94	4.250%
8/16/94	4.750%
11/15/94	5.500%
2/1/95	6.000%
7/6/95	5.750%
12/19/95	5.500%
1/31/96	5.250%
3/25/97	5.500%
9/29/98	5.250%
10/15/98	5.000%
11/17/98	4.750%
6/30/99	5.000%
8/24/99	5.250%
11/16/99	5.500%
2/2/00	5.750%
3/21/00	6.000%
5/16/00	6.500%
1/3/01	6.000%
1/31/01	5.500%
3/20/01	5.000%
4/18/01	4.500%
5/15/01	4.000%
6/27/01	3.750%
8/21/01	3.500%
9/17/01	3.000%
10/2/01	2.500%
11/06/01	2.000%
12/11/01	1.750%
11/06/02	1.250%
6/25/03	1.000%
6/30/04	1.250%
8/10/04	1.500%
9/21/04	1.750%
11/10/04	2.000%
12/14/04	2.250%
2/2/2005	2.500%
3/22/05	2.750%
5/3/05	3.000%
6/30/05	3.250%
8/9/2005	3.500%
9/20/2005	3.750%
11/1/2005	4.000%
12/13/2005	4.250%
1/31/2006	4.500%
3/28/2006	4.750%
5/10/2006	5.000%
6/29/2006	5.250%
9/18/2007	4.750%
10/31/2007	4.500%
12/11/2007	4.250%
1/22/2008	3.500%
1/30/2008	3.000%
3/18/2008	2.250%
4/30/2008	2.000%
10/8/2008	1.500%
10/29/2008	1.000%
12/16/2008	0.250%
12/31/2008 - 8/31/2009	0.250%
[end line chart]
[End Sidebar]

What drives rates?
The interest rate that a bond pays is determined by several factors at the time of issuance. These include the credit quality of the issuer, the maturity of the bond, investor demand for the security and the prevailing interest rate environment. Once a bond is issued and its rate is set, changes in credit quality and investor demand continue to affect market prices, but the general rate environment plays a leading role. Consequently, bond professionals keep a close eye on the various forces that influence rates.

Wesley Phoa, a government bond analyst for the fund, observes, “At any given time, the rate environment is mainly governed by prospects for inflation, the economic outlook and the availability of credit.” Interest rates tend to rise during periods of economic expansion when inflationary pressures are building. Conversely, rates tend to decline when the economy contracts and inflation is well contained. There are, of course, exceptions. Wesley notes, “We have seen periods in the past two decades when the economy grew at a healthy pace without the threat of inflation. And inflation can occur even when the economy is not expanding.”

In general, the Federal Reserve controls the direction of short-term interest rates, and the bond market determines the direction of longer term rates through the fundamentals of supply and demand. In the current environment, short-term rates hover near zero, while intermediate and long-term rates are significantly higher. The gradation of market rates by maturity dates is reflected in the Treasury yield curve, a linear depiction of the current yields for Treasury debt maturing in three months out to 30 years. This curve serves as a benchmark for other bond issues as well as a market barometer for interest rate and economic expectations.

Looking beyond the rise
Following years of rampant inflation that peaked in the early 1980s, interest rates have mainly trended lower during the fund’s lifetime as shown in the chart above. Nonetheless, Intermediate Bond Fund of America has encountered interim periods of rising rates, some of them brief, others protracted.

The tables above and on page 9 highlight three such prominent interruptions in the past two decades. In each instance, market rates rose as the Federal Reserve increased its key lending rate. Yet there are meaningful distinctions to be made. In the first two examples, the Fed hiked rates to fend off the threat of inflation as the economy evidenced strong growth. In the third, more recent example, Fed increases were initially intended to restore the federal funds rate to a suitable market level following a period of dramatic easing (lowering of rates) earlier in the decade that helped lift the economy out of recession. Additionally, the rate increases of this last example were widely anticipated and gradual, leading to a more muted response in the broader bond market.

During the first of these periods, fund results were negative, largely due to sudden, unexpected increases in the federal funds rate. During the latter two periods, however, the fund recorded positive results, reflecting the market’s anticipation of higher rates and the concerted efforts of our portfolio counselors. Importantly, all three periods of rising rates were followed by rallies once rates again declined, which served to significantly boost returns over these interim rate cycles. Consequently, those who remained invested over the long term were rewarded for their patience.

Managing through rate cycles
Anticipating changes to the rate environment is crucial to the effective management of a bond portfolio. The portfolio counselors of Intermediate Bond Fund of America look to the U.S. Rates Team within our fixed-income group for advice and perspective. “Our U.S. Rates Team is made up of portfolio counselors, analysts and economists,” offers Wesley, who is one of its members. “Our purpose is to provide guidance to portfolio counselors on changing rate conditions and help them optimize the maturity structure of their portfolios to address those changes.”

One way to cushion the effect of rising rates is to increase the number of bonds that mature sooner rather than later. During periods of rising rates, bonds with short-term maturities tend to experience less price erosion than bonds with longer maturities. The average maturity of a bond portfolio is one way of measuring sensitivity to interest rates; duration is another.

[Begin Pull Quote]
“Rising rates do not affect all bonds to the same degree. ...By carefully examining the individual features of each bond we buy, we are able to adjust the mix of securities and the duration of the portfolio to better withstand the effects of rising rates.”

— John Smet, portfolio counselor and fund president
[End Pull Quote]

[Begin Sidebar]
How rising rates have impacted the fund’s returns

This chart shows the cumulative total returns for the fund during three prominent rising rate periods, for the 12 months immediately following each period and for the entire term (rising rates + 12 subsequent months). As shown, fund returns were negative for the first rising rate period, but not for the latter two. Importantly, returns were much better for the year-later periods and for the entire term. This is one more reason we encourage investors to remain invested over longer time periods and always keep a long-term perspective on all their investments.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Fund returns
Three extended rising rate periods	(cumulative)

9/30/93–12/31/94	–3.23%
1 year later (12/31/94–12/31/95)	13.86
Entire term (9/30/93–12/31/95)	10.18

9/30/98–1/31/00	0.90
1 year later (1/31/00–1/31/01)	11.94
Entire term (9/30/98–1/31/01)	12.95

5/31/03–6/30/06	4.42
1 year later (6/30/06–6/30/07)	5.30
Entire term (5/31/03–6/30/07)	9.96

Dates determined using five-year U.S. Treasury yields. In each case, yields rose more than two percentage points (low to high) over a period lasting more than 12 months.
[End Sidebar]

“Duration is a technical measure of a bond’s or a portfolio’s price sensitivity to interest rates,” explains Thomas Hogh, portfolio counselor and member of the U.S. Rates Team. “This sensitivity is measured in years.” In addition to maturity, duration takes into account individual features of a bond such as its coupon and ability to prepay principal. “Normally, the fund’s duration will be right around three years,” adds Thomas, “But in a rising rate environment, we can shorten that duration target to help protect shareholder principal.”

Portfolio adjustments
Because the individual features of a bond can affect its duration, portfolio counselors can also adjust the mix of securities in the fund to accommodate interest rate changes. Wesley reminds us, “We must look to the reason that rates are rising to make the appropriate adjustments. For example, if inflation is pushing rates higher, we might add TIPS (Treasury Inflation Protected Securities). If concerns about the federal deficit lift rates, we might reduce Treasuries in the portfolio. If rates rise on strong economic growth, we might reduce the overall duration of the portfolio.”

Portfolio counselor and fund president, John Smet emphasizes, “Rising rates do not affect all bonds to the same degree. Treasuries are among the most sensitive to rate changes, along with mortgage-backed securities. Corporate bonds, however, are sometimes less affected, depending on the market’s appetite for the bonds and the credit strength of the issuers. By carefully examining the individual features of each bond we buy, we are able to adjust the mix of securities and the duration of the portfolio to better withstand the effects of rising rates.”

Thomas adds, “In any type of shifting rate environment, our goal is to identify securities in the fund’s universe that are more defensive. Also, as bonds in the portfolio mature, we have an opportunity to purchase newer, higher yielding securities when rates do trend upward. So over the long term, we can add bonds that generate more income for our shareholders.”

A moderating objective
Active management is one line of defense against rising rates. The fund’s stated objectives and investment strategies also help to buffer volatility over rate cycles; the moderating elements are the intermediate maturity focus and its high-quality debt.

Intermediate Bond Fund of America invests solely in investment-grade bonds, with its largest concentration in the two highest rating categories. Bonds in these categories tend to retain more of their value over full economic or interest rate cycles, because the ability of top-quality issuers to service their debt is seldom in doubt. These bonds also tend to be more liquid during times of market stress. At the end of the recent fiscal year, approximately 77% of portfolio holdings with maturities longer than one year were rated either AA or AAA.

The maturity structure of the portfolio is geared to intermediate-term bonds — debt that is not too long and not too short. Under normal market conditions, these bonds provide more income than comparably rated short-term debt and tend to be less volatile than comparably rated long-term debt. For many investors, the fund’s limits on credit quality and maturities afford a margin of comfort that helps them stay invested through difficult markets.

Reinvesting for the future
Staying invested over the long haul can help lessen the effects of rising rates. The key, of course, is to reinvest dividend income through the full rate cycle. This is the fundamental principle of compounding, which can help an investment grow.

If the value of the fund’s shares decline when interest rates rise, shareholders can reinvest dividends to purchase additional shares at a lower cost. Then, when rates eventually peak and begin to decline, shareholders are likely to have a larger exposure to potentially improving returns. Again, the key is to stay invested and to reinvest dividends through the entire rate cycle.

At some point in the future, interest rates are sure to rise. That need not be a deterrent to your investment strategy. For long-term investors, well-chosen bonds remain an integral part of a well-balanced portfolio. John reminds us, “Though they may fluctuate in price, bonds are historically much less volatile than stocks.” With Intermediate Bond Fund of America, investors have a prudently designed, carefully managed bond portfolio that can help them achieve their investment goals. ■

[Begin Pull Quote]
“In any type of shifting rate environment, our goal is to identify securities in the fund’s universe that are more defensive. Also, as bonds in the portfolio mature, we have an opportunity to purchase newer, higher yielding securities when rates do trend upward. So over the long term, we can add bonds that generate more income for our shareholders.”

— Thomas Hogh, portfolio counselor
[End Pull Quote]

[photo of a staircase]

Summary investment portfolio, August 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type
U.S. Treasury bonds & notes	37.7%
Corporate bonds & notes	20.4
Mortgage-backed obligations	19.3
Federal agency bonds & notes	8.8
Asset-backed obligations	3.9
Other	3.4
Short-term securities & other assets less liabilities	6.5
[end pie chart]

Quality breakdown1	Percent of net assets
U.S. government obligations2	41.4%
Federal agencies	19.3
Aaa/AAA	10.9
Aa/AA	5.9
A/A	9.7
Baa/BBB	6.2
Below investment grade3	0.1
Short-term securities & other assets less liabilities	6.5

1Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's investment analysts. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

2These securities are guaranteed by the full faith and credit of the United States government.
3Rating reflects downgrade subsequent to purchase.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 93.20%	(000)	(000)	assets

U.S. Treasury bonds & notes - 37.70%
U.S. Treasury:
4.50% 2011	$24,500	$26,327
4.875% 2011	253,750	271,553
1.75% 2012	89,000	89,706
1.875% 2012	111,000	112,456
4.25% 2012	78,500	85,028
4.50% 2012	100,000	108,180
4.625% 2012	22,325	24,190
4.75% 2012	30,000	32,744
2.75% 2013	52,785	54,688
3.125% 2013	234,000	244,448
3.125% 2013	25,000	26,107
3.375% 2013	256,750	271,102
3.50% 2013	35,775	37,949
3.625% 2013	52,750	56,175
4.25% 2013	121,680	132,507
1.875% 2014	49,750	49,070
1.875% 2014	25,000	24,568
2.25% 2014	241,500	240,935
4.00% 2014	149,500	161,249
1.625% 2015 (1) (2)	39,526	39,512
4.25% 2015	50,000	54,219
2.375% 2016	57,300	55,375
7.50% 2016	25,000	32,072
4.625% 2017	35,000	38,501
3.50% 2018	180,715	183,066
3.75% 2018	81,150	83,350
2.75% 2019	39,100	37,020
0.875%-5.125% 2010-2019 (1) (2)	198,624	204,182	37.70%
		2,776,279	37.70

Corporate bonds & notes - 20.41%
Financials - 6.43%
Countrywide Financial Corp., Series B, 5.80% 2012	12,750	13,238
Bank of America Corp. 5.30% 2017	5,070	4,671	.24
Other securities		455,598	6.19
		473,507	6.43

Telecommunication services - 2.31%
SBC Communications Inc. 6.25% 2011	34,250	36,461	.49
Other securities		133,859	1.82
		170,320	2.31

Industrials - 2.30%
Other securities		169,577	2.30

Health care - 2.07%
Roche Holdings Inc. 5.00% 2014 (3)	29,500	31,677	.43
Other securities		120,723	1.64
		152,400	2.07

Energy - 1.97%
Shell International Finance B.V. 4.00% 2014	25,000	26,202	.36
Other securities		118,839	1.61
		145,041	1.97

Consumer staples - 1.87%
Other securities		137,327	1.87

Utilities - 1.77%
Other securities		130,683	1.77

Consumer discretionary - 1.09%
Other securities		80,140	1.09

Other corporate bonds & notes - 0.60%
Other securities		44,045	.60

Total corporate bonds & notes		1,503,040	20.41

Mortgage-backed obligations - 19.27%
Federal agency mortgage-backed obligations (4) - 14.15%
Fannie Mae:
4.00% 2024	39,684	40,151
4.00% 2024	24,274	24,543
4.50% 2024	41,580	42,762
4.50% 2024	22,883	23,570
3.655% 2039 (5)	25,242	25,688
6.00% 2039	22,500	23,678
0%-13.50% 2009-2047 (2) (5)	510,870	533,101	9.69
Freddie Mac:
4.50% 2024	33,983	34,988
0%-10.404% 2012-2038 (5)	265,414	275,768	4.22
Other securities		18,047	.24
		1,042,296	14.15

Commercial mortgage-backed securities (4) - 3.99%
Fannie Mae 4.491%-7.30% 2010-2012	35,640	37,229	.50
Other securities		256,916	3.49
		294,145	3.99

Collateralized mortgage-backed obligations (privately originated) - 0.63%
Other securities		45,996	.63

Other mortgage-backed securities (4) - 0.50%
Bank of America 5.50% 2012 (3)	14,815	15,254	.21
Other securities		21,249	.29
		36,503	.50

Total mortgage-backed obligations		1,418,940	19.27

Federal agency bonds & notes - 8.77%
Fannie Mae:
1.75% 2011	35,855	36,315
6.00% 2011	35,000	37,945
2.00%-5.50% 2011-2014	81,500	82,964	2.14
Freddie Mac:
1.75% 2012	25,000	25,030
2.125% 2012	25,000	25,237
2.50%-6.625% 2009-2014	47,695	47,693	1.33
Federal Home Loan Bank:
1.75% 2012	33,255	33,229
2.25%-5.375% 2011-2016	54,525	57,750	1.24
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	22,750	23,078	.31
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp.:
2.375% 2012	27,000	27,463
Series L, 3.125% 2012	7,000	7,261	.47
Other securities		241,905	3.28
		645,870	8.77

Asset-backed obligations - 3.92%
Other securities		288,814	3.92

Bonds & notes of governments & government agencies outside the U.S. - 2.97%
Other securities		218,698	2.97

Municipals - 0.16%
Other securities		11,613	.16

Total bonds & notes (cost: $6,751,915,000)		6,863,254	93.20

			Percent
		Value	of net
Preferred securities - 0.28%		(000)	assets

Other - 0.28%
Other securities		20,935	.28

Total preferred securities (cost: $21,087,000)		20,935	.28

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.10%	(000)	(000)	assets

Fannie Mae 0.18%-0.20% due 9/14-10/26/2009	$104,800	104,784	1.42
U.S. Treasury Bills 0.19%-0.35% due 9/17-12/17/2009	104,750	104,729	1.42
Freddie Mac 0.18%-0.25% due 10/19-12/22/2009	82,400	82,361	1.12
Bank of America Corp. 0.20%-0.21% due 9/1-9/14/2009	56,300	56,298	.76
Procter & Gamble International Funding S.C.A. 0.20%-0.24% due 9/22-12/16/2009 (3)	47,100	47,077	.64
Becton, Dickinson and Co. 0.17% due 9/3/2009	25,000	25,000	.34
Federal Home Loan Bank 0.15% due 10/28/2009	22,600	22,595	.31
Other securities		6,399	.09

Total short-term securities (cost: $449,229,000)		449,243	6.10

Total investment securities (cost: $7,222,231,000)		7,333,432	99.58
Other assets less liabilities		30,483	.42

Net assets		$7,363,915	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $2,940,000, which represented .04% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $87,707,000, which represented 1.19% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $853,824,000, which represented 11.59% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $7,222,231):		$7,333,432
Cash		495
Receivables for:
Sales of investments	126,678
Sales of fund's shares	34,549
Interest	51,657	212,884
		7,546,811
Liabilities:
Payables for:
Purchases of investments	157,210
Repurchases of fund's shares	15,163
Dividends on fund's shares	3,071
Investment advisory services	1,539
Services provided by affiliates	5,170
Trustees' deferred compensation	156
Other	587	182,896
Net assets at August 31, 2009		$7,363,915

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,564,539
Undistributed net investment income		205
Accumulated net realized loss		(312,030)
Net unrealized appreciation		111,201
Net assets at August 31, 2009		$7,363,915

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (562,323 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$5,304,547	405,065	$13.10
Class B	206,770	15,789	13.10
Class C	342,432	26,149	13.10
Class F-1	479,046	36,581	13.10
Class F-2	245,127	18,718	13.10
Class 529-A	199,558	15,239	13.10
Class 529-B	23,061	1,761	13.10
Class 529-C	71,719	5,477	13.10
Class 529-E	10,725	819	13.10
Class 529-F-1	36,829	2,812	13.10
Class R-1	9,778	747	13.10
Class R-2	146,114	11,158	13.10
Class R-3	153,125	11,693	13.10
Class R-4	78,970	6,030	13.10
Class R-5	35,122	2,682	13.10
Class R-6	20,992	1,603	13.10

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $13.44 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2009	(dollars in thousands)

Investment income:
Income:
Interest	$260,521
Dividends	30	$260,551

Fees and expenses*:
Investment advisory services	16,885
Distribution services	21,165
Transfer agent services	5,678
Administrative services	3,207
Reports to shareholders	412
Registration statement and prospectus	1,091
Trustees' compensation	47
Auditing and legal	112
Custodian	34
State and local taxes	47
Other	406
Total fees and expenses before reimbursements/waivers	49,084
Less reimbursements/waivers of fees and expenses:
Investment advisory services	530
Administrative services	95
Total fees and expenses after reimbursements/waivers		48,459
Net investment income		212,092

Netrealized loss andunrealized appreciation on investments:
Net realized loss on investments		(230,450)
Net unrealized appreciation on investments		310,169
Net realized loss and unrealized appreciation on investments		79,719
Net increase in net assets resulting from operations		$291,811

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31
	2009	2008
Operations:
Net investment income	$212,092	$225,947
Net realized (loss) gain on investments	(230,450)	3,004
Net unrealized appreciation (depreciation) on investments	310,169	(163,474)
Net increase in net assets resulting from operations	291,811	65,477

Dividends paid or accrued to shareholders from net investment income	(214,888)	(227,631)

Net capital share transactions	1,810,999	512,620

Total increase in net assets	1,887,922	350,466

Net assets:
Beginning of year	5,475,993	5,125,527
End of year (including undistributed net investment income: $205 and $300, respectively)	$7,363,915	$5,475,993

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide you with current income while preserving your investment by maintaining a portfolio having a dollar-weighted average maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in debt securities with quality ratings of A- or better.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The fund’s income and the value of its portfolio holdings may fluctuate in response to economic, political or social events in the U.S. or abroad.

The prices of, and the income generated by, the securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. This is known as prepayment risk. Many types of debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their home mortgages and “prepay” their principal earlier than expected. The fund must then reinvest the prepaid principal in new securities when interest rates on new mortgage investments are falling, thus reducing the fund’s income.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.

The loans underlying asset-backed securities are subject to prepayments that can decrease maturities and returns. In addition, the values of the securities ultimately depend upon payment of the underlying loans by individuals.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2009, the fund reclassified $2,710,000 from accumulated net realized loss to undistributed net investment income, $9,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $162,000 from capital paid in on shares of beneficial interest to accumulated net realized loss to align financial reporting with tax reporting.

As of August 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income Capital loss carryforwards*:		$3,258
Expiring 2011	$(13,436)
Expiring 2012	(2,039)
Expiring 2014	(11,583)
Expiring 2015	(40,678)
Expiring 2017	(52,350)	(120,086)
Post-October capital loss deferrals (realized during the period November 1, 2008, through August 31, 2009)†		(188,792)
Gross unrealized appreciation on investment securities		192,257
Gross unrealized depreciation on investment securities		(84,319)
Net unrealized appreciation on investment securities		107,938
Cost of investment securities		7,225,494

*Reflects the expiration of capital loss carryforwards of $162,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2009	2008
Class A	$157,352	$161,751
Class B	5,827	7,992
Class C	8,153	9,232
Class F-1	17,074	22,011
Class F-2*	1,897	7
Class 529-A	5,904	6,265
Class 529-B	588	743
Class 529-C	1,795	2,410
Class 529-E	297	341
Class 529-F-1	1,119	1,206
Class R-1	223	226
Class R-2	3,711	4,488
Class R-3	4,346	5,115
Class R-4	2,309	2,382
Class R-5	4,135	3,462
Class R-6†	158	-
Total	$214,888	$227,631

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended August 31, 2009, total investment advisory services fees waived by CRMC were $530,000. As a result, the fee shown on the accompanying financial statements of $16,885,000, which was equivalent to an annualized rate of 0.268%, was reduced to $16,355,000, or 0.260% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – ---The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2009, the total administrative services fees paid by CRMC were $95,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$11,711	$5,446	Not applicable	Not applicable	Not applicable
Class B	2,058	232	Not applicable	Not applicable	Not applicable
Class C	2,976	Included in administrative services	$405	$74	Not applicable
Class F-1	1,202		724	76	Not applicable
Class F-2	Not applicable		46	2	Not applicable
Class 529-A	366		171	33	$171
Class 529-B	216		22	7	22
Class 529-C	660		66	19	66
Class 529-E	47		9	2	9
Class 529-F-1	-		31	6	30
Class R-1	82		8	8	Not applicable
Class R-2	1,001		200	453	Not applicable
Class R-3	682		203	128	Not applicable
Class R-4	164		96	6	Not applicable
Class R-5	Not applicable		107	5	Not applicable
Class R-6*	Not applicable		2	-†	Not applicable
Total	$21,165	$5,678	$2,090	$819	$298
*Class R-6 was offered beginning May 1, 2009
†Amount less than one thousand

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $47,000, shown on the accompanying financial statements, includes $70,000 in current fees (either paid in cash or deferred) and a net decrease of $23,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
U.S. Treasury bonds & notes	$-	$2,776,279	$-	$2,776,279
Corporate bonds & notes	-	1,503,040	-	1,503,040
Mortgage-backed obligations	-	1,403,160	15,780	1,418,940
Federal agency bonds & notes	-	645,870	-	645,870
Asset-backed obligations	-	284,130	4,684	288,814
Bonds & notes of governments & government agencies outside the U.S.	-	218,698	-	218,698
Municipals	-	11,613	-	11,613
Preferred securities	-	20,935	-	20,935
Short-term securities	-	449,243	-	449,243
Total	$-	$7,312,968	$20,464	$7,333,432

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2009 (dollars in thousands):

	Beginning	Net transfers	Net	Net	Net	Ending
	value	into	purchases	realized	unrealized	value
	at 9/1/2008	Level 3	and sales	loss*	appreciation*	at 8/31/2009
Investment securities	$-	$21,338	$(2,427)	$(246)	$1,799	$20,464

Net unrealized appreciation during the period on Level 3 investment securities held at August 31, 2009 (dollars in thousands)*:						$682

*Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2009
Class A	$2,954,110	231,032	$142,852	11,184	$(1,671,069)	(130,578)	$1,425,893	111,638
Class B	80,104	6,269	5,282	414	(86,686)	(6,775)	(1,300)	(92)
Class C	202,289	15,819	7,317	573	(119,432)	(9,336)	90,174	7,056
Class F-1	289,491	22,628	15,043	1,179	(345,177)	(27,024)	(40,643)	(3,217)
Class F-2	250,621	19,554	1,138	87	(15,545)	(1,205)	236,214	18,436
Class 529-A	73,702	5,757	5,875	460	(33,912)	(2,647)	45,665	3,570
Class 529-B	5,293	414	586	46	(3,929)	(307)	1,950	153
Class 529-C	22,796	1,780	1,786	140	(18,614)	(1,453)	5,968	467
Class 529-E	3,963	310	295	23	(2,277)	(178)	1,981	155
Class 529-F-1	13,049	1,018	1,115	87	(5,186)	(406)	8,978	699
Class R-1	7,884	618	220	17	(5,084)	(397)	3,020	238
Class R-2	63,998	4,996	3,678	289	(50,749)	(3,970)	16,927	1,315
Class R-3	76,747	5,997	4,300	337	(61,997)	(4,847)	19,050	1,487
Class R-4	42,080	3,278	2,300	180	(26,892)	(2,099)	17,488	1,359
Class R-5	171,267	13,420	3,027	237	(215,301)	(16,809)	(41,007)	(3,152)
Class R-6(2)	20,778	1,614	153	12	(290)	(23)	20,641	1,603
Total net increase
(decrease)	$4,278,172	334,504	$194,967	15,265	$(2,662,140)	(208,054)	$1,810,999	141,715

Year ended August 31, 2008
Class A	$1,179,157	88,158	$145,396	10,911	$(930,366)	(69,759)	$394,187	29,310
Class B	32,266	2,405	7,038	528	(52,628)	(3,950)	(13,324)	(1,017)
Class C	61,260	4,568	8,074	606	(74,876)	(5,616)	(5,542)	(442)
Class F-1	251,567	18,814	19,522	1,465	(219,593)	(16,483)	51,496	3,796
Class F-2(3)	3,659	281	6	1	-	-	3,665	282
Class 529-A	36,868	2,759	6,241	469	(21,754)	(1,633)	21,355	1,595
Class 529-B	1,995	149	741	55	(2,173)	(163)	563	41
Class 529-C	7,327	549	2,401	180	(12,424)	(933)	(2,696)	(204)
Class 529-E	1,941	145	339	25	(1,491)	(112)	789	58
Class 529-F-1	7,619	571	1,200	90	(4,770)	(358)	4,049	303
Class R-1	5,582	415	221	17	(4,373)	(326)	1,430	106
Class R-2	48,327	3,610	4,445	334	(37,607)	(2,818)	15,165	1,126
Class R-3	66,350	4,961	5,078	381	(53,244)	(3,984)	18,184	1,358
Class R-4	29,890	2,238	2,369	178	(16,511)	(1,241)	15,748	1,175
Class R-5	23,159	1,736	2,646	199	(18,254)	(1,369)	7,551	566
Total net increase
(decrease)	$1,756,967	131,359	$205,717	15,439	$(1,450,064)	(108,745)	$512,620	38,053

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.
7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,457,786,000 and $3,551,537,000, respectively, during the year ended August 31, 2009.

8. Subsequent events

As of October 8, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2009	$13.02	$.45	$.09	$.54	$(.46)	$13.10	4.27%	$5,304	.69%	.68%	3.46%
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.50	3,820	.70	.67	4.32
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.55	3,539	.70	.67	4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	3,513	.71	.68	3.93
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	3,745	.70	.69	3.22
Class B:
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.51	207	1.42	1.41	2.79
Year ended 8/31/2008	13.40	.48	(.37)	.11	(.49)	13.02	.76	207	1.43	1.40	3.61
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.80	226	1.43	1.40	3.66
Year ended 8/31/2006	13.63	.44	(.24)	.20	(.44)	13.39	1.50	263	1.42	1.39	3.23
Year ended 8/31/2005	13.80	.35	(.16)	.19	(.36)	13.63	1.39	303	1.40	1.38	2.52
Class C:
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	342	1.46	1.46	2.69
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.71	248	1.48	1.45	3.56
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.75	262	1.49	1.46	3.61
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.44	307	1.47	1.44	3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.32	360	1.47	1.45	2.45
Class F-1:
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.24	479	.71	.70	3.49
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.49	518	.71	.68	4.31
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.56	482	.69	.66	4.39
Year ended 8/31/2006	13.63	.54	(.24)	.30	(.54)	13.39	2.25	446	.66	.63	3.99
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	377	.70	.68	3.23
Class F-2:
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.54	245	.38	.38	3.23
Period from 8/8/2008 to 8/31/2008	13.03	.03	(.01)	.02	(.03)	13.02	.19	4	.03	.03	.27
Class 529-A:
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.21	200	.74	.73	3.42
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.44	152	.76	.73	4.27
Year ended 8/31/2007	13.39	.58	.01	.59	(.58)	13.40	4.49	135	.76	.73	4.33
Year ended 8/31/2006	13.63	.52	(.24)	.28	(.52)	13.39	2.17	115	.75	.72	3.91
Year ended 8/31/2005	13.80	.43	(.16)	.27	(.44)	13.63	2.03	99	.75	.73	3.18
Class 529-B:
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.39	23	1.54	1.53	2.65
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	21	1.55	1.52	3.48
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.66	21	1.56	1.53	3.53
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.37	21	1.55	1.52	3.10
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.20	22	1.59	1.57	2.34
Class 529-C:
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.40	72	1.53	1.52	2.66
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	65	1.55	1.52	3.49
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.67	70	1.56	1.53	3.54
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.38	75	1.53	1.51	3.12
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.21	69	1.57	1.55	2.36
Class 529-E:
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.92	11	1.02	1.01	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.16	9	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.19	8	1.05	1.02	4.05
Year ended 8/31/2006	13.63	.49	(.24)	.25	(.49)	13.39	1.89	7	1.02	1.00	3.63
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.73	6	1.06	1.04	2.88

Class 529-F-1:
Year ended 8/31/2009	13.02	$.47	$.09	$.56	$(.48)	$13.10	4.44%	$37	.52%	.52%	3.63%
Year ended 8/31/2008	13.40	.60	(.37)	.23	(.61)	13.02	1.67	27	.54	.51	4.49
Year ended 8/31/2007	13.39	.61	.01	.62	(.61)	13.40	4.71	24	.55	.52	4.55
Year ended 8/31/2006	13.63	.55	(.24)	.31	(.55)	13.39	2.39	18	.52	.50	4.15
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.05	12	.72	.70	3.22
Class R-1:
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.45	10	1.47	1.46	2.65
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.69	7	1.50	1.47	3.53
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.69	5	1.58	1.51	3.55
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.43	5	1.58	1.46	3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.30	4	1.59	1.47	2.46
Class R-2:
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	146	1.53	1.45	2.72
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.72	128	1.56	1.44	3.56
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.76	117	1.62	1.45	3.62
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.45	106	1.77	1.44	3.19
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.34	93	1.80	1.43	2.49
Class R-3:
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.90	153	1.04	1.03	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.15	133	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.17	119	1.07	1.04	4.02
Year ended 8/31/2006	13.63	.48	(.24)	.24	(.48)	13.39	1.83	105	1.09	1.05	3.57
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.72	90	1.09	1.05	2.87
Class R-4:
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.25	79	.70	.69	3.47
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.48	61	.72	.69	4.30
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.53	47	.71	.68	4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	33	.71	.68	3.96
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	24	.71	.69	3.25
Class R-5:
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.56	35	.39	.39	3.76
Year ended 8/31/2008	13.40	.61	(.37)	.24	(.62)	13.02	1.79	76	.41	.38	4.62
Year ended 8/31/2007	13.39	.63	.01	.64	(.63)	13.40	4.84	71	.42	.39	4.67
Year ended 8/31/2006	13.63	.57	(.24)	.33	(.57)	13.39	2.51	66	.41	.38	4.24
Year ended 8/31/2005	13.80	.48	(.16)	.32	(.49)	13.63	2.40	66	.39	.37	3.53
Class R-6:
Period from 5/1/2009 to 8/31/2009	12.79	.14	.31	.45	(.14)	13.10	3.56	21	.12	.12	1.08

	Year ended August 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	87%	80%	63%	71%	76%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Intermediate Bond Fund of America (the “Fund”), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 8, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009, through August 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2009	Ending account value 8/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,049.19	$3.56	.69%
Class A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class B -- actual return	1,000.00	1,045.47	7.27	1.41
Class B -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class C -- actual return	1,000.00	1,045.21	7.47	1.45
Class C -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class F-1 -- actual return	1,000.00	1,049.13	3.62	.70
Class F-1 -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-2 -- actual return	1,000.00	1,050.77	1.96	.38
Class F-2 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-A -- actual return	1,000.00	1,048.93	3.82	.74
Class 529-A -- assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-B -- actual return	1,000.00	1,044.85	7.83	1.52
Class 529-B -- assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-C -- actual return	1,000.00	1,044.90	7.78	1.51
Class 529-C -- assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-E -- actual return	1,000.00	1,047.50	5.21	1.01
Class 529-E -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-F-1 -- actual return	1,000.00	1,050.14	2.64	.51
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.63	2.60	.51
Class R-1 -- actual return	1,000.00	1,045.20	7.53	1.46
Class R-1 -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 -- actual return	1,000.00	1,045.22	7.47	1.45
Class R-2 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-3 -- actual return	1,000.00	1,047.43	5.32	1.03
Class R-3 -- assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class R-4 -- actual return	1,000.00	1,049.21	3.56	.69
Class R-4 -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-5 -- actual return	1,000.00	1,050.72	2.02	.39
Class R-5 -- assumed 5% return	1,000.00	1,023.24	1.99	.39
Class R-6 -- actual return †	1,000.00	1,035.59	1.19	.35
Class R-6 -- assumed 5% return †	1,000.00	1,023.44	1.79	.35

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through August 31, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Tax information
  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2009:

Qualified dividend income	$1,679,000
U.S. government income that may be exempt from state taxation	$41,382,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009 (the most recent calendar quarter-end):

	1 year	5 years	Life of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred
sales charge (CDSC), maximum
of 5%, payable only if shares are sold
within six years of purchase	0.32%	1.97%	3.83%
Not reflecting CDSC	5.32	2.32	3.83

Class C shares1 — first sold 3/15/01
Reflecting CDSC, maximum of 1%,
payable only if shares are sold
within one year of purchase	4.27	2.26	2.79
Not reflecting CDSC	5.27	2.26	2.79

Class F-1 shares2 — first sold 3/19/01
Not reflecting annual asset-based fee
charged by sponsoring firm	6.06	3.05	3.58

Class F-2 shares2 — first sold 8/8/08
Not reflecting annual asset-based fee
charged by sponsoring firm	6.37	—	4.84

Class 529-A shares3 — first sold 2/19/02
Reflecting 2.50% maximum sales charge	3.38	2.48	2.96
Not reflecting maximum sales charge	6.03	3.00	3.30

Class 529-B shares1,3 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	0.20	1.82	2.48
Not reflecting CDSC	5.20	2.18	2.48

Class 529-C shares1,3 — first sold 2/19/02
Reflecting CDSC, maximum of 1%,
payable only if shares are sold
within one year of purchase	4.21	2.19	2.49
Not reflecting CDSC	5.21	2.19	2.49

Class 529-E shares2,3 — first sold 3/15/02	5.74	2.70	3.15

Class 529-F-1 shares2,3 — first sold 9/16/02
Not reflecting annual asset-based fee
charged by sponsoring firm	6.26	3.18	3.04

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected a
	trustee of
Name and age	the fund1	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 75		Ambassador to Spain; former Vice Chairman,
		Knight-Ridder, Inc. (communications company);
		former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 76	1987	Private investor; former President and CEO, The
		Mission Group (non-utility holding company, subsidiary
		of Southern California Edison Company)

James G. Ellis, 62	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 74	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 63	1994	President and CEO, Fuller Consulting
		(financial management consulting firm)

R. Clark Hooper, 63	2005	Private investor; former President, Dumbarton Group LLC
		(securities industry consulting); former Executive Vice
		President — Policy and Oversight, NASD

Richard G. Newman, 74	1991	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and
		professional technical services)

Frank M. Sanchez, 66	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 60	2007	President and Professor of Anthropology, The University
		of Tulsa; former President and Professor of Archaeology,
		Claremont Graduate University

“Independent” trustees

	Number of
	portfolios in
	fund complex2
	overseen by
Name and age	trustee	Other directorships3 held by trustee

Ambassador	14	Carnival Corporation
Richard G. Capen, Jr., 75

H. Frederick Christie, 76	14	AECOM Technology Corporation;
		DineEquity, Inc.; Ducommun Incorporated;
		SouthWest Water Company

James G. Ellis, 62	13	Quiksilver, Inc.

Martin Fenton, 74	17	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 63	15	None

R. Clark Hooper, 63	17	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Richard G. Newman, 74	13	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 66	12	None

Steadman Upham, Ph.D., 60	14	None

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

“Interested” trustees4

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or
position with fund	the fund1	the principal underwriter of the fund

Abner D. Goldstine, 79	1987	Senior Vice President — Fixed Income, Capital Research
Vice Chairman of the Board		and Management Company; Director, Capital Research
		and Management Company

Paul G. Haaga, Jr., 60	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed
		Income, Capital Research and Management Company

John H. Smet, 53	1993	Senior Vice President — Fixed Income, Capital Research
President		and Management Company

“Interested” trustees4

	Number of
	portfolios in
	fund complex2
Name, age and	overseen by
position with fund	trustee	Other directorships3 held by trustee

Abner D. Goldstine, 79	11	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 60	13	None
Vice Chairman of the Board

John H. Smet, 53	2	None
President

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or
position with fund	the fund1	the principal underwriter of the fund

David A. Hoag, 44	2004	Senior Vice President — Fixed Income, Capital Research
Vice President		and Management Company

Thomas H. Hogh, 46	2004	Senior Vice President — Fixed Income, Capital Research
Vice President		Company5

Kristine M. Nishiyama, 39	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management
		Company; Vice President and Counsel — Capital Bank and
		Trust Company5

Kimberly S. Verdick, 45	1994	Vice President — Fund Business Management Group,
Secretary		Capital Research and Management Company

Ari M. Vinocor, 34	2007	Vice President — Fund Business Management Group,
Treasurer		Capital Research and Management Company
Courtney R. Taylor, 34	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management
		Company

M. Susan Gupton, 36	2008	Vice President — Fund Business Management Group,
Assistant Treasurer		Capital Research and Management Company

1Trustees and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target  Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2009, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
>Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-923-1009P

Litho in USA KBDA/ALD/8059-S20672

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$84,000
2009	$90,000

b) Audit-Related Fees:
2008	$2,000
2009	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$7,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$828,000
2009	$968,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,141,000 for fiscal year 2008 and $1,397,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments
[logo – American Funds®]

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2009

Bonds & notes — 93.20%	Principal amount (000)	Value (000)

U.S. TREASURY BONDS & NOTES — 37.70%
U.S. Treasury 0.875% 20101,2	$17,074	$17,071
U.S. Treasury 2.00% 2010	16,625	16,769
U.S. Treasury 4.00% 2010	7,525	7,677
U.S. Treasury 4.75% 2010	10,000	10,204
U.S. Treasury 1.125% 2011	17,815	17,796
U.S. Treasury 1.125% 2011	5,800	5,826
U.S. Treasury 4.50% 2011	24,500	26,327
U.S. Treasury 4.50% 2011	2,575	2,722
U.S. Treasury 4.875% 2011	253,750	271,553
U.S. Treasury 5.125% 2011	15,000	16,158
U.S. Treasury 1.75% 2012	89,000	89,706
U.S. Treasury 1.875% 2012	111,000	112,456
U.S. Treasury 4.25% 2012	78,500	85,028
U.S. Treasury 4.50% 2012	100,000	108,180
U.S. Treasury 4.625% 2012	22,325	24,190
U.S. Treasury 4.625% 2012	20,000	21,834
U.S. Treasury 4.75% 2012	30,000	32,744
U.S. Treasury 2.75% 2013	52,785	54,688
U.S. Treasury 2.75% 2013	1,675	1,722
U.S. Treasury 3.125% 2013	234,000	244,448
U.S. Treasury 3.125% 2013	25,000	26,107
U.S. Treasury 3.375% 2013	256,750	271,102
U.S. Treasury 3.50% 2013	35,775	37,949
U.S. Treasury 3.625% 2013	52,750	56,175
U.S. Treasury 3.875% 2013	15,000	16,104
U.S. Treasury 4.25% 2013	121,680	132,507
U.S. Treasury 1.75% 2014	16,910	16,558
U.S. Treasury 1.875% 2014	49,750	49,070
U.S. Treasury 1.875% 2014	25,000	24,568
U.S. Treasury 2.25% 2014	241,500	240,935
U.S. Treasury 4.00% 2014	149,500	161,249
U.S. Treasury 4.25% 2014	11,750	12,784
U.S. Treasury 1.625% 20151,2	39,526	39,512
U.S. Treasury 4.25% 2015	50,000	54,219
U.S. Treasury 2.375% 2016	57,300	55,375
U.S. Treasury 3.25% 2016	13,175	13,411
U.S. Treasury 3.25% 2016	12,300	12,510
U.S. Treasury 7.50% 2016	25,000	32,072
U.S. Treasury 4.625% 2017	35,000	38,501
U.S. Treasury 3.50% 2018	180,715	183,066
U.S. Treasury 3.75% 2018	81,150	83,350
U.S. Treasury 2.75% 2019	39,100	37,020
U.S. Treasury 3.125% 2019	15,400	15,036
		2,776,279

CORPORATE BONDS & NOTES — 20.41%
Financials — 6.43%
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20103	18,010	18,160
Westfield Group 5.40% 20123	7,500	7,670
Westfield Group 7.50% 20143	750	807
Westfield Group 5.75% 20153	5,000	4,937
New York Life Global Funding 4.625% 20103	5,000	5,093
New York Life Global Funding 5.25% 20123	14,000	14,906
New York Life Global Funding 4.65% 20133	9,000	9,330
Monumental Global Funding II, Series 2005-B, 4.625% 20103	2,500	2,503
Monumental Global Funding 5.50% 20133	4,500	4,556
Monumental Global Funding III 0.709% 20143,4	9,140	7,600
Monumental Global Funding III 5.25% 20143	8,500	8,613
UniCredito Italiano SpA 5.584% 20173,4	17,750	15,589
UniCredito Italiano SpA 6.00% 20173	3,300	3,171
HVB Funding Trust I 8.741% 20313	3,250	2,340
Simon Property Group, LP 5.00% 2012	1,000	1,026
Simon Property Group, LP 5.75% 2012	8,000	8,395
Simon Property Group, LP 6.75% 2014	5,655	6,066
Simon Property Group, LP 5.875% 2017	2,500	2,533
Simon Property Group, LP 10.35% 2019	750	927
Kimco Realty Corp. 6.00% 2012	1,250	1,279
Kimco Realty Corp., Series C, 4.82% 2014	795	750
Kimco Realty Corp., Series C, 4.904% 2015	8,915	7,878
Kimco Realty Corp., Series C, 5.783% 2016	4,500	4,155
Kimco Realty Corp. 5.70% 2017	3,500	3,107
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,285	1,259
American Honda Finance Corp. 0.846% 20103,4	5,000	4,988
American Honda Finance Corp. 5.125% 20103	13,000	13,395
Countrywide Financial Corp., Series B, 5.80% 2012	12,750	13,238
Bank of America Corp. 5.30% 2017	5,070	4,671
Jackson National Life Global 5.375% 20133	17,565	17,737
Santander Issuances, SA Unipersonal 5.805% 20163,4	21,300	17,500
American Express Credit Corp., Series B, 5.00% 2010	7,000	7,185
American Express Co. 6.15% 2017	9,555	9,571
Metropolitan Life Global Funding I, 5.125% 20133	15,250	15,702
Wells Fargo Bank, National Assn. 4.75% 2015	9,400	9,364
Wells Fargo & Co. 5.625% 2017	5,750	6,035
PRICOA Global Funding I 4.20% 20103	10,000	9,988
PRICOA Global Funding I 5.30% 20133	5,000	5,015
JPMorgan Chase & Co. 5.60% 2011	3,000	3,168
JPMorgan Chase & Co. 4.75% 2013	6,000	6,353
JPMorgan Chase & Co. 4.891% 20154	2,180	1,968
JPMorgan Chase Bank NA 5.875% 2016	3,250	3,407
Bank of New York Mellon Corp., Series G, 4.95% 2012	13,500	14,623
ProLogis 7.625% 2014	10,750	10,648
ProLogis 5.625% 2016	1,260	1,098
ProLogis 6.625% 2018	3,110	2,779
Northern Trust Corp. 5.50% 2013	6,500	7,096
Northern Trust Corp. 4.625% 2014	2,825	3,003
Northern Trust Corp. 5.85% 20175	2,750	2,940
TIAA Global Markets 4.95% 20133	10,000	10,584
Scotland International Finance No. 2 BV 4.25% 20133	1,195	1,010
HBOS PLC 6.75% 20183	11,265	9,409
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	9,500	10,047
Goldman Sachs Group, Inc. 3.625% 2012	6,285	6,418
Goldman Sachs Group, Inc. 6.25% 2017	480	510
Goldman Sachs Group, Inc. 5.95% 2018	705	735
Goldman Sachs Group, Inc. 6.15% 2018	2,160	2,284
Berkshire Hathaway Finance Corp. 4.60% 2013	4,375	4,615
Berkshire Hathaway Finance Corp. 5.00% 2013	4,500	4,865
Barclays Bank PLC 5.45% 2012	4,000	4,284
Barclays Bank PLC 6.05% 20173	4,140	4,092
Barclays Bank PLC 10.179% 20213	800	997
Korea Development Bank 5.30% 2013	2,500	2,529
Korea Development Bank 8.00% 2014	5,350	6,015
Citigroup Inc. 4.125% 2010	7,000	7,074
PNC Funding Corp. 5.125% 2010	4,000	4,065
PNC Funding Corp., Series II, 6.113% (undated)3,4	5,000	2,905
Morgan Stanley 6.00% 2014	2,365	2,510
Morgan Stanley, Series F, 6.00% 2015	3,635	3,844
Royal Bank of Scotland Group PLC 5.05% 2015	7,000	6,211
ERP Operating LP 6.625% 2012	2,000	2,136
ERP Operating LP 5.25% 2014	4,000	3,990
HSBC Finance Corp. 0.759% 20144	2,250	2,025
HSBC Finance Corp. 1.098% 20164	4,400	3,762
Resona Bank, Ltd. 5.85% (undated)3,4	6,200	5,339
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	4,750	4,816
Principal Life Insurance Co. 5.30% 2013	4,000	4,082
Standard Chartered Bank 6.40% 20173	4,020	3,915
Credit Suisse Group AG 5.50% 2014	3,000	3,228
ING Security Life Institutional Funding 4.25% 20103	3,000	2,958
US Bank NA 4.95% 2014	2,550	2,716
Société Générale 5.75% 20163	2,200	2,126
Hartford Financial Services Group, Inc. 5.25% 2011	1,800	1,796
Nationwide Mutual Insurance Co. 5.81% 20243,4	2,000	1,493
		473,507

Telecommunication services — 2.31%
BellSouth Corp. 4.20% 2009	12,000	12,012
SBC Communications Inc. 6.25% 2011	34,250	36,461
AT&T Inc. 4.95% 2013	8,250	8,825
Verizon Communications Inc. 3.75% 20113	17,500	18,077
Verizon Communications Inc. 5.25% 2013	7,200	7,768
Verizon Communications Inc. 7.375% 20133	5,000	5,737
Verizon Communications Inc. 5.55% 20143	11,170	12,091
Verizon Communications Inc. 8.75% 2018	5,000	6,324
France Télécom 7.75% 20114	12,500	13,591
France Télécom 4.375% 2014	6,995	7,318
Telecom Italia Capital SA 4.95% 2014	4,225	4,365
Telecom Italia Capital SA 6.175% 2014	9,000	9,757
Deutsche Telekom International Finance BV 8.50% 20104	5,000	5,260
Deutsche Telekom International Finance BV 4.875% 2014	5,000	5,278
Vodafone Group PLC 7.75% 2010	9,525	9,815
Singapore Telecommunications Ltd. 6.375% 20113	7,000	7,641
		170,320

Industrials — 2.30%
Canadian National Railway Co. 4.95% 2014	17,850	19,177
Canadian National Railway Co. 5.85% 2017	7,000	7,709
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 20113,6	10,520	10,518
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20133,6	1,514	1,492
BAE Systems Holdings Inc. 4.95% 20143	4,500	4,660
Union Pacific Corp. 5.125% 2014	6,125	6,513
Union Pacific Corp. 5.75% 2017	1,515	1,625
Union Pacific Corp. 5.70% 2018	7,465	7,987
Burlington Northern Santa Fe Corp. 7.00% 2014	13,480	15,383
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20146	13,860	12,734
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 1.006% 20154,6	10,000	7,388
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20166	3,735	3,334
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20226	1,910	1,422
Honeywell International Inc. 3.875% 2014	10,100	10,499
Northrop Grumman Corp. 3.70% 2014	9,500	9,644
John Deere Capital Corp., Series D, 4.50% 2013	4,000	4,228
John Deere Capital Corp., Series D, 4.90% 2013	5,000	5,315
Norfolk Southern Corp. 5.75% 20163	7,190	7,681
Raytheon Co. 5.375% 2013	5,000	5,360
Lockheed Martin Corp. 4.121% 2013	5,000	5,229
General Electric Co. 5.00% 2013	2,000	2,117
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,011
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,000	1,050
Caterpillar Financial Services Corp., Series F, 4.25% 2013	4,000	4,070
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,450
Atlas Copco AB 5.60% 20173	4,000	4,081
CSX Corp. 5.75% 2013	1,635	1,733
CSX Corp. 6.15% 2037	720	734
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 20233,6	730	433
		169,577

Health care — 2.07%
Roche Holdings Inc. 5.00% 20143	29,500	31,677
Roche Holdings Inc. 6.00% 20193	5,000	5,568
GlaxoSmithKline Capital Inc. 4.85% 2013	12,500	13,396
GlaxoSmithKline Capital Inc. 5.65% 2018	10,000	10,929
Pfizer Inc. 5.35% 2015	10,000	11,143
Pfizer Inc. 6.20% 2019	5,000	5,663
Eli Lilly and Co. 3.55% 2012	12,750	13,352
Novartis Capital Corp. 4.125% 2014	7,500	7,875
Novartis Securities Investment Ltd. 5.125% 2019	5,000	5,311
Schering-Plough Corp. 6.00% 2017	7,945	8,839
WellPoint, Inc. 6.00% 2014	4,400	4,712
WellPoint, Inc. 5.25% 2016	3,000	3,042
AstraZeneca PLC 5.40% 2012	7,000	7,690
Merck & Co., Inc. 1.875% 2011	7,555	7,634
UnitedHealth Group 6.00% 2017	4,750	4,859
Express Scripts Inc. 5.25% 2012	3,160	3,354
Express Scripts Inc. 6.25% 2014	1,010	1,105
Abbott Laboratories 5.875% 2016	3,225	3,598
Hospira, Inc. 5.55% 2012	2,500	2,653
		152,400

Energy — 1.97%
BP Capital Markets PLC 3.125% 2012	18,500	19,100
BP Capital Markets PLC 3.625% 20143	5,000	5,140
BP Capital Markets PLC 3.875% 2015	5,000	5,170
Shell International Finance B.V. 4.00% 2014	25,000	26,202
Chevron Corp. 3.95% 2014	18,000	18,897
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,653
TransCanada PipeLines Ltd. 6.35% 20674	10,050	8,454
Rockies Express Pipeline LLC 6.25% 20133	11,300	12,187
Kinder Morgan Energy Partners LP 5.00% 2013	5,000	5,202
Kinder Morgan Energy Partners LP 5.125% 2014	5,000	5,204
ConocoPhillips 5.75% 2019	7,250	7,936
Husky Energy Inc. 5.90% 2014	6,000	6,463
StatoilHydro ASA 3.875% 2014	4,750	4,937
Enbridge Energy Partners, LP, Series B, 6.50% 2018	4,600	4,839
Sunoco, Inc. 5.75% 2017	3,000	2,943
Enbridge Inc. 5.60% 2017	2,500	2,566
Qatar Petroleum 5.579% 20113,6	2,223	2,287
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 20103,6	1,889	1,861
		145,041

Consumer staples — 1.87%
Diageo Capital PLC 7.375% 2014	926	1,071
Diageo Capital PLC 5.75% 2017	14,695	16,049
Altria Group, Inc. 8.50% 2013	4,000	4,629
Altria Group, Inc. 7.75% 2014	7,500	8,511
Costco Wholesale Corp. 5.30% 2012	10,700	11,628
Walgreen Co. 4.875% 2013	10,500	11,328
Anheuser-Busch InBev NV 7.20% 20143	10,000	11,242
Wal-Mart Stores, Inc. 4.75% 2010	7,500	7,784
Wal-Mart Stores, Inc. 4.25% 2013	2,000	2,132
Wal-Mart Stores, Inc. 5.375% 2017	260	284
Wal-Mart Stores, Inc. 5.80% 2018	740	828
Coca-Cola Co. 3.625% 2014	10,000	10,342
CVS Caremark Corp. 5.88% 20286	9	8
CVS Caremark Corp. 6.036% 20286	3,213	3,041
CVS Caremark Corp. 6.943% 20306	5,915	5,853
Unilever Capital Corp. 3.65% 2014	7,500	7,732
Procter & Gamble Co. 3.50% 2015	7,500	7,709
British American Tobacco International Finance PLC 9.50% 20183	5,910	7,561
Tesco PLC 5.50% 20173	6,840	7,055
Kroger Co. 7.50% 2014	6,030	6,942
Kimberly-Clark Corp. 7.50% 2018	4,500	5,598
		137,327

Utilities — 1.77%
Pacific Gas and Electric Co. 6.25% 2013	12,250	13,662
PG&E Corp. 5.75% 2014	5,000	5,458
Progress Energy, Inc. 6.05% 2014	16,500	18,094
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	12,000	12,823
National Rural Utilities Cooperative Finance Corp. 5.45% 2018	5,000	5,231
National Grid PLC 6.30% 2016	10,990	11,898
Electricité de France SA 5.50% 20143	10,000	10,887
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,921
Ohio Power Co., Series J, 5.30% 2010	8,000	8,315
Scottish Power PLC 4.91% 2010	4,000	4,073
Scottish Power PLC 5.375% 2015	4,000	4,207
E.ON International Finance BV 5.80% 20183	5,000	5,341
Veolia Environnement 5.25% 2013	4,350	4,561
Consumers Energy Co. First Mortgage Bonds 5.15% 2017	500	515
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	3,100	3,417
MidAmerican Energy Holdings Co. 5.75% 2018	3,600	3,844
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	2,989
Public Service Co. of Colorado 5.80% 2018	2,250	2,484
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	2,250	2,294
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	1,500	1,669
		130,683

Consumer discretionary — 1.09%
Time Warner Cable Inc. 6.20% 2013	12,000	12,979
Time Warner Cable Inc. 7.50% 2014	5,430	6,238
News America Inc. 6.90% 20193	10,250	11,567
Comcast Corp. 5.30% 2014	2,000	2,131
Comcast Corp. 5.85% 2015	3,000	3,256
Comcast Corp. 6.30% 2017	2,750	3,006
Walt Disney Co. 4.70% 2012	5,000	5,407
McDonald’s Corp., Series I, 4.30% 2013	5,000	5,307
Lowe’s Companies, Inc. 8.25% 2010	5,000	5,275
Home Depot, Inc. 0.749% 20094	1,500	1,500
Home Depot, Inc. 5.20% 2011	3,000	3,129
Kohl’s Corp. 7.375% 2011	4,175	4,528
Target Corp. 6.00% 2018	4,055	4,455
Thomson Reuters Corp. 5.95% 2013	4,130	4,452
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	3,050	3,200
DaimlerChrysler North America Holding Corp. 5.875% 2011	950	989
Nordstrom, Inc. 6.75% 2014	1,430	1,546
Staples, Inc. 9.75% 2014	1,000	1,175
		80,140

Information technology — 0.51%
National Semiconductor Corp. 6.15% 2012	6,500	6,615
National Semiconductor Corp. 6.60% 2017	5,000	4,616
Oracle Corp. 4.95% 2013	7,500	8,033
Western Union Co. 5.40% 2011	6,750	7,242
Cisco Systems, Inc. 5.25% 2011	5,750	6,086
International Business Machines Corp. 1.082% 20114	5,000	5,061
		37,653

Materials — 0.09%
BHP Billiton Finance (USA) Ltd. 5.50% 2014	5,865	6,392

Total corporate bonds & notes		1,503,040

MORTGAGE-BACKED OBLIGATIONS — 19.27%
Federal agency mortgage-backed obligations6 — 14.15%
Fannie Mae 7.00% 2009	—	—
Fannie Mae 7.50% 2009	1	1
Fannie Mae 8.50% 2009	—	—
Fannie Mae 9.50% 2009	1	1
Fannie Mae 7.00% 2010	—	—
Fannie Mae 9.50% 2010	1	1
Fannie Mae 7.00% 2011	65	67
Fannie Mae 7.00% 2011	42	44
Fannie Mae 7.00% 2011	7	7
Fannie Mae 7.00% 2012	79	82
Fannie Mae 7.00% 2015	837	896
Fannie Mae 7.00% 2015	213	228
Fannie Mae 7.00% 2015	39	42
Fannie Mae 7.00% 2015	20	22
Fannie Mae 7.50% 2015	384	413
Fannie Mae 7.50% 2015	375	404
Fannie Mae 7.50% 2015	144	155
Fannie Mae 7.50% 2015	139	149
Fannie Mae 7.50% 2015	41	44
Fannie Mae 7.50% 2015	40	44
Fannie Mae 7.50% 2015	39	43
Fannie Mae 9.00% 2015	243	262
Fannie Mae 13.50% 2015	90	102
Fannie Mae 7.00% 2016	620	665
Fannie Mae 7.00% 2016	280	300
Fannie Mae 7.00% 2016	141	151
Fannie Mae 7.50% 2016	99	107
Fannie Mae 9.00% 2016	374	414
Fannie Mae 11.50% 2016	111	126
Fannie Mae 7.00% 2017	607	653
Fannie Mae 7.00% 2017	482	520
Fannie Mae 7.00% 2017	236	252
Fannie Mae 9.00% 2018	11	13
Fannie Mae 10.00% 2018	68	78
Fannie Mae 11.50% 2019	304	338
Fannie Mae 11.00% 2020	116	135
Fannie Mae 11.00% 2020	51	59
Fannie Mae 11.50% 2020	62	71
Fannie Mae 5.50% 2021	979	1,034
Fannie Mae 10.00% 2021	124	144
Fannie Mae 5.50% 2022	7,006	7,385
Fannie Mae 9.50% 2022	32	36
Fannie Mae 5.00% 2023	8,361	8,730
Fannie Mae 5.00% 2023	6,973	7,280
Fannie Mae 5.00% 2023	5,951	6,213
Fannie Mae 5.00% 2023	5,612	5,859
Fannie Mae 5.00% 2023	5,187	5,415
Fannie Mae 5.50% 2023	10,999	11,594
Fannie Mae 7.50% 2023	153	167
Fannie Mae 4.00% 2024	39,684	40,151
Fannie Mae 4.00% 2024	24,274	24,543
Fannie Mae 4.50% 2024	41,580	42,762
Fannie Mae 4.50% 2024	22,883	23,570
Fannie Mae 4.50% 2024	19,852	20,448
Fannie Mae 4.50% 2024	19,802	20,400
Fannie Mae 4.50% 2024	16,891	17,402
Fannie Mae 4.50% 2024	7,476	7,702
Fannie Mae 4.50% 2024	4,515	4,651
Fannie Mae 4.50% 2024	2,767	2,851
Fannie Mae 4.50% 2024	2,747	2,830
Fannie Mae 4.50% 2024	2,654	2,734
Fannie Mae 4.50% 2024	2,359	2,430
Fannie Mae 4.50% 2024	2,339	2,409
Fannie Mae 5.50% 2024	13,555	14,312
Fannie Mae 6.00% 2024	2,980	3,155
Fannie Mae 6.00% 2026	2,035	2,155
Fannie Mae 8.50% 2026	23	25
Fannie Mae 9.137% 20264	621	682
Fannie Mae 9.50% 2026	363	425
Fannie Mae 8.50% 2027	52	59
Fannie Mae 6.00% 2028	6,355	6,709
Fannie Mae 6.00% 2028	3,051	3,221
Fannie Mae 6.00% 2028	2,287	2,414
Fannie Mae 7.50% 2031	72	79
Fannie Mae 6.50% 2034	6,284	6,770
Fannie Mae 6.50% 2035	4,965	5,358
Fannie Mae 6.00% 2036	1,853	1,959
Fannie Mae 5.274% 20374	2,654	2,794
Fannie Mae 5.611% 20374	5,724	6,057
Fannie Mae 5.835% 20374	9,458	10,036
Fannie Mae 6.00% 2037	15,042	15,969
Fannie Mae 6.024% 20374	5,293	5,603
Fannie Mae 6.50% 2037	10,627	11,348
Fannie Mae 6.50% 2037	10,499	11,212
Fannie Mae 6.50% 2037	3,629	3,876
Fannie Mae 7.00% 2037	14,598	15,927
Fannie Mae 7.00% 2037	7,869	8,542
Fannie Mae 7.00% 2037	7,059	7,662
Fannie Mae 7.00% 2037	4,536	4,924
Fannie Mae 7.00% 2037	2,518	2,733
Fannie Mae 7.00% 2037	972	1,055
Fannie Mae 7.50% 2037	795	862
Fannie Mae 4.445% 20384	5,769	6,001
Fannie Mae 4.542% 20384	2,217	2,309
Fannie Mae 5.46% 20384	4,398	4,639
Fannie Mae 5.50% 2038	21,901	22,902
Fannie Mae 5.552% 20384	2,506	2,628
Fannie Mae 6.00% 2038	4,530	4,778
Fannie Mae 6.50% 2038	3,835	4,095
Fannie Mae 6.50% 2038	3,579	3,836
Fannie Mae 3.652% 20394	5,000	5,098
Fannie Mae 3.655% 20394	25,242	25,688
Fannie Mae 3.758% 20394	4,992	5,104
Fannie Mae 3.801% 20394	8,665	8,868
Fannie Mae 3.908% 20394	4,984	5,104
Fannie Mae 3.913% 20394	1,150	1,179
Fannie Mae 4.00% 20392,4	10,400	10,660
Fannie Mae 5.121% 20394	4,371	4,589
Fannie Mae 5.50% 2039	19,400	20,197
Fannie Mae 6.00% 2039	22,500	23,678
Fannie Mae 6.50% 2039	3,368	3,609
Fannie Mae 6.50% 2047	17,559	18,762
Fannie Mae 7.00% 2047	913	990
Fannie Mae 7.00% 2047	74	81
Fannie Mae, Series 88-16, Class B, 9.50% 2018	15	17
Fannie Mae, Series 90-21, Class Z, 9.00% 2020	285	322
Fannie Mae, Series 2001-4, Class GA, 10.083% 20254	603	689
Fannie Mae, Series 2001-4, Class NA, 11.837% 20254	1,277	1,443
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	1,197	1,333
Fannie Mae, Series 2001-20, Class D, 11.041% 20314	106	123
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	5,882	6,074
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	5,012	4,322
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	20,888	22,194
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	9,502	10,133
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	6,605	7,052
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037	11,543	9,568
Fannie Mae, Series 2007-114, Class A7, 0.466% 20372,4	12,500	11,625
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	8,996	9,457
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	10,201	10,874
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	282	308
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	261	281
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	1,194	1,331
Freddie Mac 8.00% 2012	9	9
Freddie Mac 6.00% 2014	36	38
Freddie Mac 6.00% 2014	34	36
Freddie Mac 7.00% 2015	45	48
Freddie Mac 8.50% 2018	—	—
Freddie Mac 10.00% 2018	356	407
Freddie Mac 10.00% 2019	261	301
Freddie Mac 8.50% 2020	16	18
Freddie Mac 10.00% 2021	93	105
Freddie Mac 4.50% 2023	13,120	13,508
Freddie Mac 5.00% 2023	15,282	15,952
Freddie Mac 5.00% 2023	11,981	12,510
Freddie Mac 5.00% 2023	3,734	3,898
Freddie Mac 4.50% 2024	33,983	34,988
Freddie Mac 5.00% 2024	3,025	3,158
Freddie Mac 10.00% 2025	130	150
Freddie Mac 6.00% 2026	790	838
Freddie Mac 6.00% 2026	351	372
Freddie Mac 6.50% 2027	4,883	5,222
Freddie Mac 9.00% 2030	170	192
Freddie Mac 6.00% 2032	1,924	2,032
Freddie Mac 5.00% 2035	21,483	22,140
Freddie Mac 5.711% 20374	6,349	6,711
Freddie Mac 5.889% 20374	4,147	4,363
Freddie Mac 5.976% 20374	12,922	13,648
Freddie Mac 6.00% 2037	3,406	3,602
Freddie Mac 6.00% 2037	3,220	3,422
Freddie Mac 6.00% 2037	1,290	1,371
Freddie Mac 6.06% 20374	4,356	4,611
Freddie Mac 6.259% 20374	4,060	4,302
Freddie Mac 6.316% 20374	6,937	7,343
Freddie Mac 6.50% 2037	14,018	14,983
Freddie Mac 6.50% 2037	1,084	1,153
Freddie Mac 4.963% 20384	1,538	1,608
Freddie Mac 5.00% 2038	5	5
Freddie Mac 5.041% 20384	8,815	9,154
Freddie Mac 5.187% 20384	1,613	1,685
Freddie Mac 5.50% 2038	7,451	7,776
Freddie Mac 5.524% 20384	4,180	4,399
Freddie Mac 5.578% 20384	16,526	17,385
Freddie Mac 6.50% 2038	14,526	15,512
Freddie Mac 6.50% 2038	8,290	8,853
Freddie Mac 6.50% 2038	5,732	6,121
Freddie Mac 6.50% 2038	612	654
Freddie Mac, Series 2310, Class B, 9.905% 20154	51	59
Freddie Mac, Series 2356, Class GD, 6.00% 2016	10,007	10,649
Freddie Mac, Series 2310, Class A, 10.404% 20174	120	135
Freddie Mac, Series 1567, Class A, 0.713% 20234	69	66
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,221	1,232
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	513	571
Freddie Mac, Series 3061, Class PN, 5.50% 2035	13,183	13,969
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	9,780	8,070
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	4,801	3,899
Freddie Mac, Series 3156, Class NG, 6.00% 2036	6,664	7,125
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	2,313	1,934
Freddie Mac, Series 3271, Class OA, 6.00% 2037	7,892	8,464
Government National Mortgage Assn. 9.50% 2009	—	—
Government National Mortgage Assn. 9.00% 2016	10	11
Government National Mortgage Assn. 8.50% 2017	82	90
Government National Mortgage Assn. 9.50% 2020	51	58
Government National Mortgage Assn. 9.50% 2020	37	42
Government National Mortgage Assn. 8.50% 2021	141	158
Government National Mortgage Assn. 8.50% 2021	70	78
Government National Mortgage Assn. 8.50% 2022	35	39
Government National Mortgage Assn. 8.50% 2022	32	36
Government National Mortgage Assn. 8.50% 2022	17	19
Government National Mortgage Assn. 8.50% 2023	203	229
Government National Mortgage Assn. 6.00% 2038	8,220	8,692
Government National Mortgage Assn. 6.50% 2038	8,079	8,595
		1,042,296

Commercial mortgage-backed securities6 — 3.99%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	14,000	14,531
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	17,615	18,365
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,333
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	6,062	6,288
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	993
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 20364	2,000	909
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class G, 5.745% 20363,4	1,600	660
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	8,078	8,461
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 20383	2,000	725
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 20384	3,000	2,963
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20404	13,500	13,116
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.295% 20414	1,500	1,499
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	7,268	7,334
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	8,500	8,524
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-M, 4.948% 20374	1,783	1,375
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.493% 20374	5,000	4,988
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	4,216	4,275
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	4,922
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20424	1,000	896
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	17,404	18,025
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20373	6,250	5,880
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20373	1,000	955
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20373	1,000	945
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20373	7,500	7,016
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 20353	6,000	5,971
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 20353	8,180	8,071
GE Capital Commercial Mortgage Corp., Series 2000-1, Class A-2, 6.496% 2033	9,251	9,621
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	4,258	4,287
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 20363	8,750	8,558
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 20363	3,000	2,950
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 20363	2,000	1,961
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	2,000	1,954
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	10,298	10,746
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20374	12,000	11,615
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 20153	10,000	10,423
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 20153	1,480	1,540
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 20153	7,500	8,000
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 20183	5,000	5,370
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class C, 6.878% 20183	3,800	4,106
GE Commercial Mortgage Corp., Series 2003-C2, Class A-2, 4.17% 2037	863	873
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.33% 20394	2,000	952
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,100	1,024
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.513% 20454	2,000	1,927
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	3,574	3,586
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.887% 20313,4	19,084	425
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	974	986
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	729	733
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	4,610	4,640
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	770	773
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	6,000	6,002
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.065% 20454	6,500	4,817
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	4,588	4,608
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	4,153	4,338
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 20332	4,109	4,155
Morgan Stanley Dean Witter Capital I Trust, Series 2001-PGMA, Class A-2, 0.826% 20163,4	1,000	995
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	2,866	2,876
Government Lease Trust, Series 1999-GSA1, Class A-4, MBIA insured, 6.48% 20113	2,938	3,046
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-1, 5.294% 2041	2,843	2,916
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	2,864	2,904
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.378% 20424	2,000	2,030
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.946% 20424	1,000	711
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)4	3,000	2,422
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	819	845
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	1,239	1,253
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	310	313
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	839	844
		294,145

Collateralized mortgage-backed obligations (privately originated)6— 0.63%
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.87% 20364	3,273	2,056
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.677% 20374	8,825	4,655
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.875% 20374	3,902	2,162
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 20354	6,500	4,302
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.912% 20354	5,386	3,945
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.386% 20464	8,074	7,515
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.326% 20273,4	1,504	1,087
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.503% 20273,4	1,634	1,444
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.729% 20283,4	2,242	2,147
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.618% 20364	3,926	2,655
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.005% 20364	3,016	1,655
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.91% 20354	4,306	3,357
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	2,588	2,113
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	1,550	1,117
Cendant Mortgage Capital LLC, Series 2003-2P, Class A-1, 5.445% 20193,4	2,878	2,868
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	428	411
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	382	324
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	628	591
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,509	1,265
Paine Webber CMO, Series O, Class 5, 9.50% 2019	152	165
MASTR Adjustable Rate Mortgage Trust, Series 2006-2, Class 4-A-1, 4.989% 20364	183	162
		45,996

Other mortgage-backed securities6 — 0.50%
Bank of America 5.50% 20123	14,815	15,254
Nationwide Building Society, Series 2007-2, 5.50% 20123	8,190	8,438
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20173	5,000	5,119
Northern Rock PLC 5.625% 20173	5,735	5,000
DEPFA ACS Bank 4.75% 2010	1,760	1,772
HBOS Treasury Services PLC 5.25% 20173	1,070	920
		36,503

Total mortgage-backed obligations		1,418,940

FEDERAL AGENCY BONDS & NOTES — 8.77%
Fannie Mae 1.75% 2011	35,855	36,315
Fannie Mae 5.50% 2011	5,000	5,350
Fannie Mae 6.00% 2011	35,000	37,945
Fannie Mae 2.00% 2012	20,000	20,271
Fannie Mae 4.625% 2013	14,000	14,642
Fannie Mae 2.50% 2014	14,250	14,174
Fannie Mae 2.75% 2014	20,000	20,184
Fannie Mae 3.00% 2014	8,250	8,343
Freddie Mac 4.125% 2009	20,000	20,000
Freddie Mac 6.625% 2009	16,695	16,736
Freddie Mac 1.75% 2012	25,000	25,030
Freddie Mac 2.125% 2012	25,000	25,237
Freddie Mac 2.50% 2014	11,000	10,957
Federal Home Loan Bank 2.875% 2011	15,000	15,461
Federal Home Loan Bank 3.375% 2011	5,000	5,210
Federal Home Loan Bank 1.75% 2012	33,255	33,229
Federal Home Loan Bank 2.25% 2012	8,105	8,253
Federal Home Loan Bank 4.625% 2012	20,000	21,670
Federal Home Loan Bank 5.375% 2016	5,000	5,582
Federal Home Loan Bank 5.375% 2016	1,420	1,574
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 3.125% 2011	7,000	7,265
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.854% 20124	15,000	15,183
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	22,750	23,078
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 3.25% 2011	7,000	7,287
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 0.744% 20124	15,000	15,130
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,232
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.829% 20124	20,000	20,132
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,500	16,127
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	27,000	27,463
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	7,000	7,261
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 1.625% 2011	2,035	2,059
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 3.00% 2011	7,250	7,498
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,054
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	10,500	10,659
Federal Agricultural Mortgage Corp. 4.875% 20113	17,750	18,776
Federal Agricultural Mortgage Corp. 5.125% 2011	1,500	1,602
Federal Agricultural Mortgage Corp. 5.50% 20113	4,665	4,998
Federal Agricultural Mortgage Corp. 5.125% 20173	1,070	1,145
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.125% 2012	14,000	14,098
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	4,943
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	7,250	7,478
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	8,000	8,082
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	15,000	15,217
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	9,700	9,841
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	7,500	7,728
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	7,250	7,537
United States Government Agency-Guaranteed (FDIC insured), Wells Fargo & Co. 3.00% 2011	7,250	7,505
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	5,000	5,156
CoBank ACB 1.229% 20223,4	1,720	1,173
		645,870

ASSET-BACKED OBLIGATIONS6 — 3.92%
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-3, 5.46% 2011	2,257	2,293
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	7,500	7,667
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	7,425	7,568
Honda Auto Receivables Owner Trust, Series 2007-1, Class A-4, 5.09% 2013	3,500	3,627
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	9,500	9,969
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	1,964	1,981
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012	2,410	2,433
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-3-A, FSA insured, 5.49% 2012	3,221	3,256
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	12,495	12,582
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	6,000	6,106
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-B, MBIA insured, 0.356% 20144	1,750	1,588
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	5,000	5,294
Chase Issuance Trust, Series 2006-8, Class A, 0.333% 20164	10,000	9,591
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	14,250	13,737
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	4,737	4,818
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	8,367	8,770
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	13,529
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 20133	6,020	6,208
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 20133	6,807	6,895
Nissan Auto Lease Trust, Series 2008-A, Class A-2a, 4.27% 2010	5,622	5,684
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	6,000	6,210
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	11,438	11,856
Discover Card Master Trust I, Series 2007-3, Class B, Subseries 1, 0.403% 20124	10,000	9,793
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	1,019	1,023
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	4,072	4,087
Triad Automobile Receivables Trust, Series 2006-A, Class A-4, AMBAC insured, 4.88% 2013	4,289	4,328
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	9,250	9,258
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2015	8,500	9,035
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 20133	7,643	7,721
UPFC Auto Receivables Trust, Series 2007-A, Class A-3, MBIA insured, 5.53% 2013	3,292	3,394
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	3,950	4,038
MBNA Master Credit Card Trust II, Series 2000-H, Class A, 0.523% 20134	6,500	6,451
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	7,338	6,113
BA Credit Card Trust, Series 2006-6, Class A, 0.303% 20134	6,000	5,874
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 20103	190	190
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 20123	2,123	2,148
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20123	2,961	3,001
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 20133	4,988	5,066
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	4,483	4,615
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	1,558	1,579
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	2,729	2,785
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	4,000	4,114
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 20113	4,250	3,963
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	4,250	3,833
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 20353,4	5,625	3,741
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 20103	3,365	3,404
DaimlerChrysler Auto Trust, Series 2006-B, Class A-4, 5.38% 2011	2,796	2,829
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	2,670	2,784
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012	2,484	2,509
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	3,052	2,314
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 20352,3,4	2,528	2,300
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 20103	2,237	2,244
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 20213	4,263	2,133
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 20232,3	3,229	1,938
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029	527	514
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	1,240	1,202
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017	130	130
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	1,500	1,431
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	1,640	1,560
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	1,423	1,393
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 0.423% 20374	4,826	1,169
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 20312,3	434	446
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 20314	506	373
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 20374	3,421	329
		288,814

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 2.97%
Australia and New Zealand Government Agency-Guaranteed,
Australia and New Zealand Banking Group Ltd. 0.893% 20123,4	20,000	19,979
Australia and New Zealand Government Agency-Guaranteed,
Australia and New Zealand Banking Group Ltd. 3.25% 20123	10,000	10,314
France Government Agency-Guaranteed, Société Finance 2.25% 20123	19,285	19,427
France Government Agency-Guaranteed, Société Finance 3.375% 20143	5,900	5,998
Corporación Andina de Fomento 6.875% 2012	20,000	21,283
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.50% 20123	5,875	5,898
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 20143	14,000	14,301
United Kingdom Government Agency-Guaranteed, Lloyds TSB Group PLC 2.80% 20123	18,000	18,399
Sweden Government Agency-Guaranteed, Swedbank AB 2.80% 20123	8,250	8,293
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20133	10,000	10,055
Denmark Government Agency-Guaranteed, Danske Bank 0.757% 20123,4	7,500	7,519
Denmark Government Agency-Guaranteed, Danske Bank 2.50% 20123	10,000	10,124
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20123	11,250	11,331
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20143	730	727
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20123	9,680	9,770
European Investment Bank 3.125% 2014	9,250	9,409
Nordic Investment Bank, Series D, 3.625% 2013	9,000	9,326
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 20143	9,000	9,307
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,250	5,419
Asian Development Bank 2.75% 2014	5,100	5,066
United Mexican States Government Global 5.875% 2014	3,500	3,708
Polish Government 6.375% 2019	2,825	3,045
		218,698

MUNICIPALS — 0.16%
State of Maryland, Howard Hughes Medical Institute, Taxable Fixed Rate Bonds, 3.45% 2014	10,000	10,153
California Maritime Infrastructure Auth., Taxable Lease Rev. Bonds
(San Diego Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 20093	1,392	1,395
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	74	65
		11,613

Total bonds & notes (cost: $6,751,915,000)		6,863,254

Preferred securities — 0.28%	Shares

FINANCIALS — 0.26%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares3,4	8,000,000	8,180
PNC Preferred Funding Trust III 8.70%3,4	7,700,000	6,794
Société Générale 5.922%3,4	5,685,000	3,871
Barclays Bank PLC 6.86%3,4	600,000	441
		19,286

U.S. GOVERNMENT AGENCY SECURITIES — 0.02%
US AgBank 6.11%3,4	4,250,000	1,649

Total preferred securities (cost: $21,087,000)		20,935

	Principal amount
Short-term securities — 6.10%	(000)

Fannie Mae 0.18%–0.20% due 9/14–10/26/2009	$104,800	104,784
U.S. Treasury Bills 0.19%–0.35% due 9/17–12/17/2009	104,750	104,729
Freddie Mac 0.18%–0.25% due 10/19–12/22/2009	82,400	82,361
Bank of America Corp. 0.20%–0.21% due 9/1–9/14/2009	56,300	56,298
Procter & Gamble International Funding S.C.A. 0.20%–0.24% due 9/22–12/16/20093	47,100	47,077
Becton, Dickinson and Co. 0.17% due 9/3/2009	25,000	25,000
Federal Home Loan Bank 0.15% due 10/28/2009	22,600	22,595
NetJets Inc. 0.20% due 10/1/20093	6,400	6,399

Total short-term securities (cost: $449,229,000)		449,243

Total investment securities (cost: $7,222,231,000)		$7,333,432
Other assets less liabilities		30,483

Net assets		$7,363,915

1	Index-linked bond whose principal amount moves with a government retail price index.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $87,707,000, which represented 1.19% of the net assets of the fund.
3
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $853,824,000, which represented 11.59% of the net assets of the fund.

4	Coupon rate may change periodically.
5
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 11/6/2007 at a cost of $2,749,000) may be subject to legal or contractual restrictions on resale.

6	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-923-1009O-S21433

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America (the “Fund”) as of August 31, 2009, and for the year then ended and have issued our report thereon dated October 8, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 8, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 30, 2009

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: October 30, 2009